SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2003

KNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32647	58-2424258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated March 19, 2003.

Item 9.    Regulation FD Disclosure.

On March 19, 2003, Knology, Inc. issued a press release announcing its 2002 fourth quarter and annual results. The text of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

Date:	March 19, 2003	By:	/s/ CHAD S. WACHTER
Chad S. Wachter Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Press Release dated March 19, 2003.